Property and equipment, net	6 Months Ended
Jun. 30, 2025
Property, Plant and Equipment [Abstract]
Property and equipment, net

4	Property and equipment, net

	December 31, 2024	June 30, 2025	June 30, 2025
	S$’000	S$’000	US$’000

Computer	75	78	61
Office	3	3	2
Renovation	22	22	17
Operating lease right-of-use assets	153	153	120
Total	253	256	200
Less: accumulated depreciation	(98)	(143)	(111)
Net book value	155	113	89

Depreciation expense for the six months ended June 30, 2025 and 2024 was S$45,000 (US$35,000) and S$29,000 respectively.

The Company’s operating lease right-of-use assets is related to the office lease agreements with lease terms for two years. The Company’s lease agreement does not contain any material residual value guarantees or material restrictive convents. Upon adoption of ASU 2016-02, no right-of-use (“ROU”) assets nor lease liability was recorded for the lease with a lease term with one year or less.